                                                                    Exhibit 99.5


     Pursuant to the requirements of the Securities Act of 1933, this registration has been signed by me in the capacities and on the dates indicated. Know all men that I constitute and appoint Richard M. Adams and Steven E. Wilson and each of them my true and lawful attorney in fact and agent with full power of substitution and resubstitution, for him or her and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     I also hereby consent to the reference to my name in United Bankshares, Inc.'s Registration Statement on Form S-4 and any amendment thereto.



                                               /s/ W. Gaston Caperton
                                               -----------------------------
                                                    W. Gaston Caperton, III

     Pursuant to the requirements of the Securities Act of 1933, this registration has been signed by me in the capacities and on the dates indicated. Know all men that I constitute and appoint Richard M. Adams and Steven E. Wilson and each of them my true and lawful attorney in fact and agent with full power of substitution and resubstitution, for him or her and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     I also hereby consent to the reference to my name in United Bankshares, Inc.'s Registration Statement on Form S-4 and any amendment thereto.



                                               /s/ James W. Word, Jr.
                                               ---------------------------
                                                      James W. Word, Jr.

     Pursuant to the requirements of the Securities Act of 1933, this registration has been signed by me in the capacities and on the dates indicated. Know all men that I constitute and appoint Richard M. Adams and Steven E. Wilson and each of them my true and lawful attorney in fact and agent with full power of substitution and resubstitution, for him or her and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     I also hereby consent to the reference to my name in United Bankshares, Inc.'s Registration Statement on Form S-4 and any amendment thereto.



                                               /s/ G. Ogden Nutting
                                               ---------------------------
                                                      G. Ogden Nutting